EXHIBIT 23.1

                       CONSENT OF BEARD MILLER COMPANY LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITOR'S CONSENT

      We hereby consent to the incorporation by reference, into the previously filed Registration Statements No. 333-20645 on Form S-3 and No. 333-20603 on Form S-8 of our report, dated January 9, 2004, relating to the consolidated financial statements of Sussex Bancorp included in its Annual Report (Form 10-KSB) for the year ended December 31, 2003.


                                                    /s/ Beard Miller Company LLP
                                                    ----------------------------
Allentown, Pennsylvania
March 23, 2004